Fees Summary	Aug. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,420,000.00
Previously Paid Amount	3,961.46
Total Fee Amount	1,901.50
Total Offset Amount	0.00
Net Fee	$ 0.00